                                  EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     The undersigned officers and directors of Fulton Financial Corporation hereby constitute and appoint Rufus A. Fulton, Jr., Charles J. Nugent and William R. Colmery, or each of them singly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority to sign for the undersigned and in their respective names, in any and all capacities, any and all amendments (including post-effective amendments) to this Registration Statement and generally to take all such steps as may be necessary or appropriate to enable Fulton Financial Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission related thereto, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.


        Signature                 Capacity                    Date
        ---------                 --------                    ----

/s/Jeffrey G. Albertson           Director              October 15, 1996
--------------------------
  (Jeffrey G. Albertson)

/s/James R. Argires               Director              October 15, 1996
--------------------------
    (James R. Argires)

/s/Donald M. Bowman, Jr.          Director              October 15, 1996
--------------------------
  (Donald M. Bowman, Jr.)

                                  Director
--------------------------
(Thomas D. Caldwell, Jr.)
                                  Vice President        October 15, 1996
/s/Beth Ann L. Chivinski          and Controller
--------------------------     (Principal Accounting
  (Beth Ann L. Chivinski)            Officer)


/s/Harold D. Chubb                Director              October 15, 1996
--------------------------
     (Harold D. Chubb)

/s/William H. Clark, Jr.          Director              October 15, 1996
--------------------------
  (William H. Clark, Jr.)

         Signature                   Capacity                  Date
         ---------                   --------                  ----

/s/ Frederick B. Fichthorn
-----------------------------        Director               October 15, 1996
  (Frederick B. Fichthorn)

/s/ Patrick J. Freer
-----------------------------        Director               October 15, 1996
      (Patrick J. Freer)

                                  President, Chief
/s/ Rufus A. Fulton, Jr.       Executive Officer and
-----------------------------        Director               October 15, 1996
    (Rufus A. Fulton, Jr.)      (Principal Executive
                                     Officer)


/s/ Eugene H. Gardner
-----------------------------        Director               October 15, 1996
      (Eugene H. Gardner)

                               Chairman of the Board
/s/ Robert D. Garner                and Director            October 15, 1996
-----------------------------
      (Robert D. Garner)

/s/ Daniel M. Heisey
-----------------------------        Director               October 15, 1996
      (Daniel M. Heisey)


/s/ J. Robert Hess
-----------------------------        Director               October 15, 1996
       (J. Robert Hess)

/s/ Carolyn R. Holleran
-----------------------------        Director               October 15, 1996
    (Carolyn R. Holleran)

/s/ Clyde W. Horst
-----------------------------        Director               October 15, 1996
       (Clyde W. Horst)

/s/ Bernard J. Metz, Sr.
-----------------------------        Director               October 15, 1996
    (Bernard J. Metz, Sr.)


                                    Executive Vice
/s/ Charles J. Nugent            President and Chief
-----------------------------      Financial Officer        October 15, 1996
    (Charles J. Nugent)          (Principal Financial
                                      Officer)

/s/ Arthur M. Peters, Jr.
-----------------------------        Director               October 15, 1996
    (Arthur M. Peters, Jr.)

             Signature               Capacity                 Date
             ---------               --------                 ----

/s/ Stuart H. Raub, Jr.              Director           October 15, 1996
------------------------------
  (Stuart H. Raub, Jr.)


/s/ Donald E. Ruhl                   Director           October 15, 1996
------------------------------
      (Donald E. Ruhl)


/s/ William E. Rusling               Director           October 15, 1996
------------------------------
    (William E. Rusling)


/s/ Mary Ann Russell                 Director           October 15, 1996
------------------------------
    (Mary Ann Russell)


/s/ John O. Shirk                    Director           October 15, 1996
------------------------------
      (John O. Shirk)

                                   Executive Vice
/s/ R. Scott Smith                   President          October 15, 1996
------------------------------
      (R. Scott Smith)

/s/ James K. Sperry                Executive Vice       October 15, 1996
------------------------------      President and
     (James K. Sperry)               Director


/s/ Kenneth G. Stoudt                Director           October 15, 1996
------------------------------
     (Kenneth G. Stoudt)